MAXIMUM DYNAMICS, INC. ENGAGEMENT AGREEMENT

         This business services engagement agreement ("Agreement") dated the 15th day of December, 2001 by and between Maximum Dynamics, Inc. (MDI), a Colorado corporation whose address is 2 N. Cascade Avenue, Suite 1100, Colorado Springs, CO 80903 and Barrington Gap, Inc., ("Company"), a Colorado corporation, having an address of 2 N. Cascade Avenue, Suite 1100, Colorado Springs, CO 80903.

         WHEREAS, MDI provides customized financial software and consulting services; and,

         WHEREAS, Company wishes to engage the services of MDI;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

1. MDI will act as the Company's core project team in reconstructing the hedge fund records of The Equivest Family of Funds, ("Fund"), a Bahamian hedge fund. As consultants to the Company, MDI will assist with the following:
         (a) Contacting customers to obtain account records, copies of checks and bank wires that demonstrate account activity, and pertinent information to reconstruct each account.
         (b)  Managing customer relations such as account maintenance,  customer inquiries and customer access to web-based account information.
         (c)  Reconstructing  all accounts and  calculating  redemptions and the proper balances of accounts and the fund in general.
         (d) Generating customer statements that can be audited by the fund's accountants and thus conclude the reconstruction project.

2. The retention by the Company of MDI as heretofore described shall be for a period of not less than ten months from the date hereof in order to provide MDI a reasonable opportunity to perform its services (as outlined above). Following this ten month period, this Agreement will automatically renew on a month-to-month basis unless terminated by either party upon 30 day advanced written notice.

3. Any parties introduced to the Company by MDI, even if declining participation hereby, shall be deemed a "Protected Party" and thereafter the Company shall not directly deal with the Protected Party without the prior written consent of MDI.

4.       In  connection  with MDI's  activities  on the  Company's  behalf,  the
         Company will cooperate with MDI and will furnish MDI with all information and data concerning the Company (the "Information") or the Fund, which MDI deems appropriate and will provide MDI with access to the Company's officers, directors, employees, independent accountants, and legal counsel. The Company represents and warrants that all Information made available to MDI by the Company will, at all times during the period of engagement of MDI hereunder, be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which such statements are made. The Company further represents and warrants that any information provided by it to MDI will have been prepared in good faith and will be based upon assumptions, which, in light of the circumstances under which they are made, are reasonable. The Company acknowledges and agrees that, in rendering its services hereunder, MDI may be using and relying on the Information without independent verification thereof by MDI or independent appraisal by MDI of any of the information held by the Company or the Fund. MDI does not assume responsibility for any information regarding the Company or the Fund. Any recommendations rendered by MDI pursuant to this Agreement may not be disclosed publicly without our prior written consent.

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         2 N. Cascade Avenue, Suite 1100 o Colorado Springs o CO o 80903
                      Phone 719-381-1728 o Fax 435-203-9028

5. In consideration of its services pursuant to this Agreement, MDI shall be entitled to receive, and the Company agrees to pay MDI, consulting fees according to the attached Schedule A, which may change from time to time with ample notice provided to the Company before any changes that may effect the course or charges for services rendered by MDI.

6. In addition to the consideration paid as described in Paragraph 5 above, MDI agrees that it will charge the Company for any added expenses only if such expenses are pre-approved by the Company. The Company agrees to promptly reimburse MDI, upon request, for all such pre-approved expenses incurred by MDI (which may include fees and disbursements of counsel, and of other consultants and advisors retained by MDI) in connection with the matters contemplated by this Agreement.

7. Either party hereto may terminate this Agreement at any time upon 30 days' prior written notice, following the initial engagement period as stated in Paragraph 2 without liability or continuing obligation, except as set forth in the following sentence. Neither termination of this Agreement nor completion of the assignment contemplated hereby shall affect: (i) any compensation earned by MDI up to the date of termination or completion, as the case may be, (ii) the reimbursement of expenses incurred by MDI up to the date of termination or completion, as the case may be, (iii) the provisions of Paragraphs 5 through 8 of this Agreement and (iv) the attached Indemnification Provisions which are incorporated herein, all of which shall remain operative and in full force and effect.

8. Should this Agreement be terminated by either party as described in Paragraph 2 and Paragraph 7, MDI will keep the fees it received for each month that MDI was retained.

9. The Company agrees to indemnify and hold harmless MDI against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses, and disbursements (and any and all actions, suits, proceedings, and investigations in respect thereof and any and all legal and other costs, expenses, and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation the costs, expenses, and disbursements, as and when incurred, of investigating, preparing, or defending any such action, suit, proceeding, or investigation (whether or not in connection with litigation in which MDI is a party), directly or indirectly, caused by, relating to, based upon, arising out of, or in connection with MDI's acting for the Company, including, without limitation, any act or omission by MDI in connection with its acceptance of or the performance or non-performance of its obligations under this Agreement; provided, however, such indemnity shall not

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         2 N. Cascade Avenue, Suite 1100 o Colorado Springs o CO o 80903
                      Phone 719-381-1728 o Fax 435-203-9028
         apply to any portion of any such loss, claim, damage, obligation, penalty, judgment, award, liability, cost, expense, or disbursement to the extent it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the willful misconduct of MDI. The Company also agrees that MDI shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement of MDI, except to the extent that any such liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from MDI's willful misconduct.

         These indemnification provisions shall be in addition to any liability which the Company may otherwise have to MDI or the persons indemnified below in this sentence and shall extend to the following: MDI, its affiliated entities, directors, officers, employees, legal counsel, agents, and controlling persons (within the meaning of the federal securities laws). All references to MDI in these indemnification provisions shall be understood to include any and all of the foregoing.

         If any action, suit, proceeding, or investigation is commenced, as to which MDI proposes to demand indemnification, it shall notify the Company with reasonable promptness; provided, however, that any failure by MDI to notify the Company shall not relieve the Company from its obligations hereunder. MDI shall have the right to retain counsel of its own choice to represent it, and the Company shall pay the fees, expenses, and disbursements of such counsel; and such counsel shall, to extent consistent with its professional responsibilities, cooperate with the Company and any counsel designated by the Company. The Company shall be liable for any settlement of any claim against MDI made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of MDI, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise, or consent includes, as an unconditional term thereof, the giving by the claimant to MDI of an unconditional release from all liability in respect of such claim.

10. The Company understands that to the extent MDI utilizes any third parties that these third parties constitute the proprietary intellectual property of MDI. Such contacts, partners and related information represent a substantial value to MDI that MDI uses to offer services to clients and retain a competitive advantage in the marketplace. Therefore the Company aggress to work with MDI, and agrees not to circumvent in any manner, directly or indirectly, MDI with regard to any third parties, clients or contacts that have been identified by MDI, or MDI's clients or contacts. All contacts, discussions and resources with all identified third parties or partners of MDI shall be conducted by, through or in conjunction with MDI. Written confirmation identifying an introduction will be provided by MDI. Company agrees that electronic mail may be used for this purpose. The Company agrees that this non-circumvention clause will remain in effect for a period of not less than 18 months following the termination of this agreement by either party.

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         2 N. Cascade Avenue, Suite 1100 o Colorado Springs o CO o 80903
                      Phone 719-381-1728 o Fax 435-203-9028

11. The validity and interpretation of this Agreement shall be governed by the laws of the State of Colorado applicable to agreements made and to be fully performed therein. The Company irrevocably submits to the jurisdiction of any court of the State of Colorado for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated hereby, which is brought by or against the Company and (i) hereby irrevocably agrees that all claims in respect of any such suit, action, or proceeding may be heard and determined in any such court and (ii) to the extent that the Company has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, the Company hereby waives, to the fullest extent permitted by law, such immunity. The Company hereby waives, and agrees not to assert in any such suit, action, or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that (a) the Company is not personally subject to the jurisdiction of any such court, (b) the Company is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to the Company's property or (c) any such suit, action, or proceeding is brought in an inconvenient forum.

12. The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assignees.

13. For the convenience of the parties hereto, any number of counterparts of this Agreement may be executed by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may not be modified or amended except in writing signed by the parties hereto.

14. Services provided by MDI to and on behalf of the Company in connection with this Agreement will be suspended forthwith in the event of nonpayment of fees or expenses.

15.      MDI hereby represents and warrants as follows:
         (a) MDI is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Colorado, and has the corporate power and is duly authorized to carry on its businesses where and as now conducted and to own, lease, and operate its assets as it now does.
         (b) The execution, delivery, and performance by MDI of and the consummation of the transactions contemplated in this Agreement have been duly and validly authorized by the Board of Directors of MDI, and MDI represents and warrants that it has the right, power, legal capacity, and authority to enter into and perform its obligations under this Agreement, and that no consent or approval of, notice to, or filing with any governmental authority having jurisdiction over any aspect of the business or assets of MDI, and no consent or approval of or notice to any other person or entity is required in connection with the execution and delivery by MDI of or the consummation by MDI of the transactions contemplated in this Agreement.

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         2 N. Cascade Avenue, Suite 1100 o Colorado Springs o CO o 80903
                      Phone 719-381-1728 o Fax 435-203-9028

         (c) The execution, delivery, and performance of this Agreement by MDI and the consummation of the transactions contemplated hereby and thereby, do not and will not result in or constitute (i) a breach of any term or provision of this Agreement; (ii) a default, breach, or violation, or an event that, with notice or lapse of time or both, would be a default, breach, or violation of any of the terms, conditions, or provisions of the Articles of
              Incorporation or Bylaws of MDI; (iii) a default, breach, or violation, or an event that, with notice or lapse of time or both, would be a default, breach, or violation of any of the terms, conditions, or provisions of any lease, license, promissory note, security agreement, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which MDI is a party or by which it or any of its assets are bound; (iv) an event that would permit anyone to terminate or rescind any agreement or to accelerate the maturity of any indebtedness or other obligations of MDI; or (v) the creation or imposition of any lien, charge, or encumbrance on any of the assets of MDI.

16.      The Company hereby represents and warrants as follows:
         (a) Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Colorado, and has the corporate power and is duly authorized to carry on its businesses where and as now conducted and to own, lease, and operate its assets as it now does.
         (b) The execution, delivery, and performance by Company of and the consummation of the transactions contemplated in this Agreement have been duly and validly authorized by the Board of Directors of Company, and Company represents and warrants that it has the right, power, legal capacity, and authority to enter into and perform its obligations under this Agreement, and that no consent or approval of, notice to, or filing with any governmental authority having jurisdiction over any aspect of the business or assets of Company, and no consent or approval of or notice to any other person or entity is required in connection with the execution and delivery by Company of or the consummation by Company of the transactions contemplated in this Agreement.
         (c) The execution, delivery, and performance of this Agreement by Company and the consummation of the transactions contemplated hereby and thereby, do not and will not result in or constitute
              (i) a breach of any term or provision of this Agreement; (ii) a default, breach, or violation, or an event that, with notice or lapse of time or both, would be a default, breach, or violation of any of the terms, conditions, or provisions of the Articles of Incorporation or Bylaws of Company; (iii) a default, breach, or violation, or an event that, with notice or lapse of time or both, would be a default, breach, or violation of any of the terms, conditions, or provisions of any lease, license, promissory note, security agreement, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which Company is a party or by which it or any of its assets are bound;
              (iv) an event that would permit anyone to terminate or rescind any agreement or to accelerate the maturity of any indebtedness or other obligations of Company; or (v) the creation or imposition of any lien, charge, or encumbrance on any of the assets of Company.

17. In its performance hereunder, MDI and its agents shall be an independent contractor. MDI shall complete the services required hereunder according its own means and methods of work, shall be in the exclusive charge and control of MDI and shall not be subject to the control or supervision of the Company, except as to the results of the work. Company acknowledges that nothing in this Agreement shall be construed to require MDI to provide services to Company in any specific place or manner. Payments to MDI hereunder shall not be subject to withholding taxes or other employment taxes as required with respect to compensation paid to an employee.

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         2 N. Cascade Avenue, Suite 1100 o Colorado Springs o CO o 80903
                      Phone 719-381-1728 o Fax 435-203-9028

All notices and writings, required or given pursuant to this Agreement, shall be signed by the party relying thereon to be sent by prepaid postal mail rates or by facsimile transmission, to a location or number set forth below:

Maximum Dynamics, Inc.                          Barrington Gap, Inc
----------------------                          --------------------

A)     Maximum Dynamics, Inc.                   B)     Barrington Gap, Inc.
       2 N. Cascade Avenue, Suite 1100                 1790 S. Marion Street
       Colorado Springs, CO  80903                     Denver, CO  80210
       Tel:  (719) 381-1728                            Tel:  (303) 733-3484
       Fax:  (435) 203-9028                            Fax: (303) 744-7296
       Email: eric@ffsg.com                            Email: joshua@bgi.com
              -------------                                   ---------------

In witness whereof the parties have set their hands and seals as of the date first written above.

Maximum Dynamics, Inc.                    Barrington Gap, Inc.
----------------------                    ---------------------

By:            Eric R. Majors             By:            Joshua N. Wolcott


Signature: /s/ Eric R. Majors             Signature: /s/ Joshua N. Wolcott
           --------------------------                --------------------------

Title:     Chief Executive Officer        Title:     Chief Financial Officer

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         2 N. Cascade Avenue, Suite 1100 o Colorado Springs o CO o 80903
                      Phone 719-381-1728 o Fax 435-203-9028

                                   SCHEDULE A


A. Service Fee. The Company will engage MDI for the services described in this Agreement. The service fee charged to the Company for this service is seventy five thousand dollars ($75,000.00). The fee of $75,000.00 is payable in any mixture of the following forms at MDI's discretion:

(i)      By Company check made payable to:  Maximum Dynamics, Inc.
(ii)     Money order or cashier's check;

         The Company agrees to pay two thousand dollars ($2,000.00) as an up front payment prior to MDI's commencing of the project. The Company agrees to make such payment within thirty (30) days of the signing of this Agreement.

         Once the up front payment of $2,000.00 is made, the Company will make monthly payments of seven thousand five hundred dollars ($7,500.00) with the first one due 30 days after the up front payment is made. The first monthly payment shall be $$5,500, or $7,500.00 minus the up front payment.


B. Maximum Dynamics, Inc. deliverables: MDI's efforts and services will focus on the following areas:
         i. Contacting customers to obtain account records, copies of checks and bank wires that demonstrate account activity, and pertinent information to reconstruct each account.
         ii. Managing customer relations such as account maintenance, customer inquiries and customer access to web-based account information.
         iii. Reconstructing all accounts and calculating redemptions and the proper balances of accounts and the fund in general.
         iv. Generating customer statements that can be audited by the fund's accountants and thus conclude the reconstruction project.

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         2 N. Cascade Avenue, Suite 1100 o Colorado Springs o CO o 80903
                      Phone 719-381-1728 o Fax 435-203-9028